Exhibit 10.31


                           Rosenthal & Rosenthal Inc.
                                     Factors
                        1370 Broadway, New York, NY 10018
                               Tel: (212) 356-1400
                               Fax: (212) 356-0900


                                                               February 14, 2002


                       AMENDMENT #2 TO FINANCING AGREEMENT


BLUEFLY, INC.
42 West 39th Street
New York, NY  10018


         Reference is made to the Financing Agreement entered into between us dated March 30, 2001, (the "Financing Agreement"). This will confirm that effective as of February 14, 2002, the Financing Agreement is amended as follows:

         The first sentence in Section 8.1 is deleted and the following is substituted in its place and stead:

         "This Agreement shall become effective on the Closing Date and shall continue in full force and effect for fourteen months from the Closing Date (the "Initial Term")."

         Except as hereinwith specifically set forth the Financing Agreement, shall continue unmodified.


                                                  ROSENTHAL & ROSENTHAL, INC.


                                                  By: /s/ J. Michael Stanley
                                                      ----------------------
                                                      J. Michael Stanley
                                                      Executive Vice President


THE FOREGOING IS ACKNOWLEDGED
AND AGREED TO:
BLUEFLY, INC.

By:  /s/ Jonathan Morris
     -------------------
     Jonathan Morris
     Executive Vice President